[LOGO] Merrill Lynch  COMPUTATIONAL MATERIALS
-------------------------------------------------------------------------------

Issuer:             Green Tree Financial Corporation
Deal:               Certificates for Home Improvement Loans.
                    Home Improvement Loan Trust 1996-A (Secured)
Size:               $93,726,023 (Approximate)
Exp Pricing:        March 7, 1996.
Exp Settlement:     March 14, 1996
Cert. Legal Final   February, 2026


                                  Ratings            WAL         Exp. Final
                Amount          Moody's/S&P       @ 15% CPR       Maturity
To Call
A-1           $32,000,000         Aaa/AAA            1.02            4/98
A-2           $21,000,000         Aaa/AAA            3.05            6/00
A-3           $17,300,000         Aaa/AAA            5.78           11/03
M-1           $ 6,550,000         Aa2/AA             8.71           10/05
M-2           $ 5,625,000         A2/A               9.59           10/05
B-1           $ 5,625,000         Baa2/BBB           4.79            7/02
B-2           $ 5,626,023         Baa1/A-            8.46           10/05

No Call
M-1           $ 6,550,000         Aa2/AA             8.81            9/06
M-2           $ 5,625,000         A2/A              13.69            2/21
B-2           $ 5,626,023         Baa1/A-            9.82            2/21

Seller/Servicer:    Green Tree Financial Corporation ("GTFC")
Trustee:            First Trust National Association
Underwriter:        Merrill Lynch & Co. (Sole)

ERISA:              Class A-1, A-2, and A-3 are eligible if investor is
                    qualified (check with counsel), Class M-1, M-2, B-1, B-2 are not eligible.(S-19)
SMMEA:              Not Eligible.(S-19)

Interest/Principal: The 15th day of each month or, if such day is not a Business
                    Day, the next succeeding Business Day, commencing April 15,
                    1996.
Optional
Redemption:         The Servicer will have the option to repurchase all of the outstanding Contracts on any Payment Date on which the Pool
                    Scheduled Principal Balance is less than 10% of the Cut-off
                    Date Pool Principal Balance. (S-19)
Stated Delay:       None
Cut-off Date:       February 28, 1996
Tax Status:         The Trust will be treated as a REMIC for federal income tax purposes.(S-19)
Excess Spread:      Approximately 543 b.p., including subordinated servicing of
                    75 b.p. as long as GTFC remains Servicer.

------------------------------------------------------------------------------
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not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Credit Enhancement: Class A-1:  25% subordination (Class M-1, M-2, B-1, B-2)
                    plus excess spread.
                    Class A-2: 25% subordination (Class M-1, M-2, B-1, B-2) plus excess spread.
                    Class A-3: 25% subordination (Class M-1, M-2, B-1, B-2) plus excess spread.
                    Class M-1: 18% subordination (Class M-2, B-1, B-2) plus excess spread.
                    Class M-2: 12% subordination (Class B-1 and B-2) plus excess spread.
                    Class B-1: 6% subordination, (Class B-2) plus excess spread. Class B-2: Green Tree Guaranty plus excess spread.

                    All Certificates benefit from FHA loans, which represent 11.33% of the loans in the pool by principal balance, which are partially insured by FHA against obligor defaults pursuant to Title I of the National Housing Act. (S-18)

Geography:          Loans in 48 states and District of Columbia; highest
                    percentages are: CA 12.64%, NY 7.69%, FL 6.47%, NJ 6.30%, PA
                    6.19%, TX 5.24%; no other state greater than 5%.(S-21)


The 1996-A Series Contracts as of the Cut-Off Date (S-22)

          Number of HILs in Pool:                  6,400
          Avg. Principal Balance:             $14,644.69
          Wgt. Avg. Contract Rate:                12.01%
          Range of Rates:                   5.99%-15.75%
          Wgt. Avg. Orig. Maturity:             185 mos.
          Range of Orig. Mat:              24 - 360 mos.
          Wgt. Avg. Rem. Maturity:              185 mos.
          Range of Rem. Mat:               22 - 359 mos.
          Final Contract Payment Date:     January, 2026


                          LIEN POSITION OF CONTRACTS

                           % of Contr.        Aggr. Princ.     % of Contr Pool
             # of Contr.  Pool by # of        Bal. Outst.      by Outst. Princ.
               as of      Contr. as of          as of             Bal. as of
            Cut-off Date  Cut-off Date       Cut-off Date        Cut-off Date
First             424         6.63%         $ 5,690,538.87           6.07%
Second          4,954        77.40%          73,895,810.35          78.84%
Third           1,008        15.75%          13,998,875.32          14.94%
Fourth             14         0.22%             140,798.89           0.15%
                -----       ------          --------------         ------
    Total       6,400       100.00%         $93,726,023.43         100.00%
                =====       ======          ==============         ======

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                       YEARS OF ORIGINATION OF CONTRACTS

                                           Aggr. Princ.     % of Contr Pool
                          # of Contr.       Bal. Outst.     by Outst. Princ.
                             as of             as of           Bal. as of
Year of Origination       Cut-off Date     Cut-off Date      Cut-off Date
1994                              3       $   111,903.19          0.12%
1995                          3,885        56,202,907.57         59.96%
1996                          2,512        37,411,212.67         39.92%
                              -----       --------------        ------
  Total                       6,400       $93,726,023.43        100.00%
                              =====       ==============        ======

                                CONTRACT RATES

                                            Aggr. Princ.    % of Contr Pool
                           # of Contr.      Bal. Outst.     by Outst. Princ.
                              as of            as of           Bal. as of
Range of Rates            Cut-off Date     Cut-off Date      Cut-off Date
0.00000% - 9.00000%              10       $   238,969.46          0.25%
9.00001% - 10.00000%            248         3,400,925.01          3.63%
10.00001% - 11.00000%         1,057        22,381,657.55         23.88%
11.00001% - 12.00000%         1,859        27,746,123.85         29.60%
12.00001% - 13.00000%         2,656        34,063,473.57         36.35%
13.00001% - 14.00000%           447         5,214,577.29          5.56%
14.00001% - 15.00000%           114           606,399.86          0.65%
15.00001% - 16.00000%             9            73,896.84          0.08%
                              -----       --------------        ------
  Total                       6,400       $93,726,023.43        100.00%
                              =====       ==============        ======

                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                           Aggr. Princ.     % of Contr Pool
                           # of Contr.      Bal. Outst.     by Outst. Princ.
                             as of            as of            Bal. as of
  Original Contr. $       Cut-off Date     Cut-off Date       Cut-off Date
(LESS THAN) $10,000           2,279       $15,470,275.29         16.51%
$10,000 - $19,999             2,673        38,229,621.96         40.79%
$20,000 - $29,999             1,029        24,586,408.20         26.23%
$30,000 - $39,999               281         9,284,373.07          9.91%
$40,000 - $49,999               121         5,107,836.06          5.45%
$50,000 - $59,999                11           571,623.64          0.61%
$60,000 - $69,999                 3           189,697.20          0.20%
$70,000 - $79,999                 0                 0.00          0.00%
$80,000 - $89,999                 2           169,703.86          0.18%
$90,000 - $99,999                 0                 0.00          0.00%
$100,000 - $109,999               0                 0.00          0.00%
(GREATER THAN) $110,000           1           116,484.15          0.12%
                             ------       --------------        ------
  Total                       6,400       $93,726,023.43        100.00%
                             ======       ==============        ======

------------------------------------------------------------------------------
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not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

                          REMAINING MONTHS TO MATURITY

                                         Aggr. Princ.     % of Contr Pool
                         # of Contr.      Bal. Outst.     by Outst. Princ.
                            as of            as of           Bal. as of
 Mos Rem. to Sch. Mat.   Cut-off Date    Cut-off Date       Cut-off Date
(LESS THAN) 31                  27      $   114,842.25          0.12%
31 - 60                        692        4,750,215.43          5.07%
61 - 90                        372        2,860,176.54          3.05%
91 - 120                     2,015       22,968,140.94         24.51%
121 - 150                       96        1,239,114.79          1.32%
151 - 180                    1,802       30,042,280.40         32.05%
181 - 210                        8          140,430.18          0.15%
211 - 240                      734       15,481,787.65         16.52%
241 - 270                        1            8,708.30          0.01%
271 - 300                      652       16,085,384.25         17.16%
301 - 330                        0                0.00          0.00%
331 - 360                        1           34,942.70          0.04%
                             -----      --------------        ------
  Total                      6,400      $93,726,023.43        100.00%
                             =====      ==============        ======


STRUCTURE:

Class A: The Class A Certificates are Senior Certificates. The Class M-1, M-2, B-1 and B-2 Certificates are Subordinated Certificates. The Senior Certificates will receive interest concurrently at their respective payment rates on the outstanding Class A-1, A-2, and A-3 principal balances. The Class A Certificates will accrue interest from the Settlement Date or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. In the event that, on a particular Payment Date, the Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the holders of each Class of Class A Certificates, the Amount Available will be distributed among the outstanding Classes of Class A Certificates pro rata based on the aggregate amount of interest due on each such class, and the amount of the shortfall will be carried forward. The Class A Certificateholders will receive the Senior Percentage of the Formula Principal Distribution Amount, to the extent of the Amount Available after payment of interest on each class of Class A Certificates, first to the Class A-1 Certificateholders until the Class A-1 Principal Balance has been reduced to zero, then to the Class A-2 Certificateholders until the Class A-2 Principal Balance has been reduced to zero, and then to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero. The Formula Principal Distribution Amount is equal to all principal due on the contracts, plus any partial
------------------------------------------------------------------------------
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statement.  If you have not received the statement, call your Merrill Lynch
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                                       4
                         or full prepayments and the scheduled balance of Contracts that are liquidated or repurchased by Green Tree.

                         The Senior Percentage of the Formula Principal Distribution Amount will equal 100% if any of the following exist:
                           i)   it is prior to April 1999 (Month 36);
                           ii) the Class B Principal Balance represents less than 24% of the Pool Scheduled Balance; and
                           iii) each Class B Principal Distribution Test (See below) is not satisfied.

                         Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class A Principal Balance and the Class M Principal Balance, and the denominator of which is the Pool Scheduled Principal Balance for the immediately preceding remittance date. The Senior Percentage of the Formula Principal Distribution Amount will be distributed sequentially to the Class A-1, A-2 and A-3 Certificateholders.

Class M-1:               Interest will be paid to the Class M-1
                         Certificateholders at the Class M-1 Pass-Through Rate, after payment of all interest and all principal due to the Class A Certificates. Interest will accrue from the Settlement Date or from the most recent Payment Date on which interest was paid, based on 360-day year of twelve 30-day months. The Class M-1 Certificateholders will receive the Senior Percentage of the Formula
                         Principal Distribution Amount, if the Class A Principal
                         Balance has been reduced to zero, after payment of all interest payable to Class M-1 Certificateholders. On each Payment Date on or after the Class B Cross-over
                         Date on which each Class B Principal Distribution Test is satisfied, payments of principal will be made to Class B-1 or Class B-2 Certificateholders, even if
                         Class M-1 Certificateholders are not yet entitled to receive payments of principal because the Class A
                         Principal Balance has not been reduced to zero.

Class M-2:               Interest will be paid to the Class M-2
                         Certificateholders at the Class M-2 Pass-Through Rate, after payment of all interest and all principal due to the Class A Certificateholders, and Class M-1
                         Certificateholders. Interest will accrue from the Settlement Date or from the most recent Payment Date on which interest was paid, based on 360-day year of twelve 30-day months. The Class M-2 Certificateholders will receive the Senior Percentage of the Formula
                         Principal Distribution Amount, if the

------------------------------------------------------------------------------
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statement.  If you have not received the statement, call your Merrill Lynch
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                                       5

                         Class A and Class M-1 Principal Balances have been reduced to zero, after payment of all interest payable to Class M-2 Certificateholders. On each Payment Date on or after the Class B Cross-over Date on which each Class B Principal Distribution Test is satisfied, payments of principal will be made to Class B-1 or Class B-2 Certificateholders, even if Class M-2 Certificateholders are not yet entitled to receive payments of principal because the Class A Principal Balance and Class M-1 Principal Balance have not been reduced to zero.

Class B-1:               Interest will be paid to the Class B-1
                         Certificateholders at the Class B-1 Pass-Through Rate, after payment of all interest and all principal due to the Class A Certificates and Class M Certificates.
                         Interest will accrue from the Settlement Date or from the most recent Payment Date on which interest was paid.

                         The Class B-1 Certificateholders will not receive principal payments until after the Class B Cross-over date. The Class B Percentage will be equal to 100% minus the Senior Percentage if on or after April 1999, the Class B Principal Balance represents more than 24% of the Pool Scheduled Balance, and each of the Class B Principal Distribution Tests (See below) are satisfied. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

Class B-2:               Interest will be paid to the Class B-2 Certificates at
                         the Class B-2 Pass-Through Rate after payment of all interest and principal due on the Class A, Class M and Class B-1 Certificates. Interest will accrue from the Settlement Date or from the most recent Payment Date on which interest was paid.

                         Except for payments of the Class B-2 Guaranty payment, Class B-2 will not receive principal payments until (i) the Class B-1 has been reduced to zero; (ii) on or after April 1999; (iii) the Class B Principal Balance represents more than 24% of the Pool Scheduled Balance; and (iv) each Class B Principal Distribution Test (see below) is satisfied. The Class B Percentage, after the Class A and Class M Principal Balances have been reduced to zero, will be equal to 100%.

                         The Class B-2 Certificateholders will have the benefit of a limited guaranty (the "Limited Guaranty") of GTFC to protect against losses that would otherwise be absorbed by the Class B-2

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                                       6

                         Certificateholders. To the extent that funds in the Certificate Account are insufficient to distribute to the Class B-2 Certificateholders the Class B-2 Percentage of the Formula Principal Distribution Amount, the Company will be obligated to pay the Guaranty Payment (interest & liquidation losses).

                         THE CLASS B PRINCIPAL DISTRIBUTION TEST on each Payment Date consists of the following:(i) the Average Sixty-Day Delinquency Ratio as of such Payment Date must not exceed 2.5%(S-28); (ii) the Average Thirty-Day Delinquency Ratio as of such Payment Date must not exceed 5%; (iii) the Cumulative Realized Losses as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance;
                         (iv)the Current Realized Loss Ratio as of such Payment Date must not exceed 2.25%; and (v) the Class B Principal Balance must be equal to or greater than 24%.

                         To the extent that losses on liquidated contracts create principal shortfalls which exceed the protection afforded to the Certificateholders by (i) the subordination of the Monthly Servicing Fee payable to the Servicer (so long as the Company or any wholly owned subsidiary of the Company is the Servicer); (ii) amounts otherwise distributable as excess spread to Green Tree; and (iii) amounts paid under the Class B-2 Limited Guaranty, such principal shortfalls will be allocated to the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class M-1 Certificateholders, and such shortfalls, if any, will reduce the notional amount of principal used to calculate the interest portion of the Distribution Amount for such Class. Interest will accrue on the related Class Principal Shortfall Amount at the related Class Pass-Through Rate and will be payable on succeeding Payment Dates to the extent remaining after payment in full of Distribution Amounts, if any, otherwise due to the Class A, Class M and Class B Certificateholders.


------------------------------------------------------------------------------
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statement.  If you have not received the statement, call your Merrill Lynch account executive for another copy.

                        HIL PREPAYMENT SENSITIVITIES(1)

                11% CPR      13% CPR      15% CPR      17% CPR      19% CPR
               WAL/Matur.   WAL/Matur.   WAL/Matur.   WAL/Matur.   WAL/Matur.
To Call
A-1             1.31/11/98   1.15/ 8/98   1.02/ 4/98   0.92/ 2/98   0.83/12/97
A-2             3.85/ 6/01   3.41/11/00   3.05/ 6/00   2.75/ 1/00   2.49/ 8/99
A-3             6.96/ 3/05   6.33/ 6/04   5.78/11/03   5.28/ 4/03   4.78/ 9/02
M-1            10.59/11/07   9.54/10/06   8.71/10/05   8.02/11/04   7.45/ 5/04
M-2            11.67/11/07  10.59/10/06   9.59/10/05   8.67/11/04   8.17/ 5/04
B-1             5.83/10/03   5.30/ 3/03   4.79/ 7/02   4.35/ 1/02   4.17/ 9/01
B-2            10.19/11/07   9.29/10/06   8.46/10/05   7.74/11/04   7.33/ 5/04
To Maturity
M-1            10.69/10/08   9.64/ 9/07   8.81/ 9/06   8.12/10/05   7.50/11/04
M-2            15.81/ 2/21  14.72/ 2/21  13.69/ 2/21  12.73/ 2/21  11.77/ 2/21
B-2            11.54/ 2/21  10.65/ 2/21   9.82/ 2/21   9.08/ 2/21   8.59/ 2/21


     The attached tables and other statistical analyses (the "Computational Material") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Material which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the

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                                       8
actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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                                       9